ING MUTUAL FUNDS

ING Diversified International Fund

ING PARTNERS, INC.

ING Solution Aggressive Portfolio	ING Solution 2025 Portfolio
ING Solution Balanced Portfolio	ING Solution 2030 Portfolio
ING Solution Conservative Portfolio	ING Solution 2035 Portfolio
ING Solution Income Portfolio	ING Solution 2040 Portfolio
ING Solution Moderately Aggressive Portfolio	ING Solution 2045 Portfolio
ING Solution Moderately Conservative Portfolio	ING Solution 2050 Portfolio
ING Solution 2015 Portfolio	ING Solution 2055 Portfolio
ING Solution 2020 Portfolio

ING SEPARATE PORTFOLIOS TRUST

ING Retirement Solution Income Fund	ING Retirement Solution 2040 Fund
ING Retirement Solution 2020 Fund	ING Retirement Solution 2045 Fund
ING Retirement Solution 2025 Fund	ING Retirement Solution 2050 Fund
ING Retirement Solution 2030 Fund	ING Retirement Solution 2055 Fund
ING Retirement Solution 2035 Fund

ING SERIES FUND, INC.

ING Capital Allocation Fund

ING Global Target Payment Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

ING Strategic Allocation Growth Portfolio

ING Strategic Allocation Moderate Portfolio

(Collectively, the “Funds/Portfolios”)

Supplement dated July 9, 2013, to the current Prospectuses for the above-named Funds/Portfolios

Effective July 1, 2013, the name, sub-advisers, and principal investment strategies of ING International Growth Fund, an underlying fund of the Funds/Portfolios, were changed. The sub-section entitled “Key Information about the Underlying Funds — ING International Growth Fund” of the Funds’/Portfolios’ Prospectuses is deleted and replaced with the following:

Underlying Funds: ING Multi-Manager International Equity Fund (formerly, ING International Growth Fund)

Investment Adviser: ING Investments, LLC

Sub-Advisers: Baillie Gifford Overseas Limited (“Baillie Gifford”), J.P. Morgan Investment Management Inc. (“J.P. Morgan”), Lazard Asset Management LLC (“Lazard”), and T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective:  Long-term growth of capital.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including in countries in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The equity securities in which the fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, and privately placed securities. The fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The fund may typically use derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets, for cash management, and/or to seek to enhance returns in the fund. The fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. Baillie Gifford, J.P. Morgan, Lazard, and T. Rowe Price provide day-to-day management of the fund and act independently of each other and use their own methodologies for selecting investments. The fund’s investment adviser will determine the amount of fund assets allocated to each sub-adviser. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, investment model, liquidity, market, market capitalization, other investment companies, securities lending, and value investing

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